                                                                    EXHIBIT 3.15

                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE
                            ARTICLES OF INCORPORATION

                                       OF

                             BUSH RIVER CORPORATION

      For Use By               (File This Form in        This Space For Use By
The Secretary of State        Duplicate Originals)       The Secretary of State
   File No. D45769
            ------
   Fee Paid $45.00
            ------
   R.N.     6725
            -------
   Date    8-29-80
           -------
                          (Sect. 12-14.3 of 1962 Code)



1.       The name of the proposed corporation is     Bush River Corporation.
                                                 ------------------------------

2.       The initial registered office of the corporation is
         1733 Bush River Road
         ------------------------------
         Street and Number

         located in the city of              Columbia               , county of
                                ------------------------------------
                 Lexington              and the State of South Carolina and the
         ------------------------------
         name of its initial registered agent at such address is

                                  J.C. Williamson.
         ----------------------------------------------------------------------

3.       The period of duration of the corporation shall be perpetual.

4.       The corporation is authorized to issue shares of stock as follows:

     Class of Shares     Authorized No. of each Class            Par Value
     ---------------     ----------------------------            ---------
Common                             100,000                         1.00
- ----------------------   ----------------------------            ---------

- ----------------------   ----------------------------            ---------

- ----------------------   ----------------------------            ---------

- ----------------------   ----------------------------            ---------

- ----------------------   ----------------------------            ---------

- ----------------------   ----------------------------            ---------

         If shares are divided into two or more classes or if any class of shares is divided into series within a class, the relative rights, preferences, and limitations of the shares of each class, and of each series within a class, are as follows:



5.       Total authorized capital stock        $100,000.00.
                                        ----------------------------
6. It is represented that the corporation will not begin business until there has been paid into the corporation the minimum consideration for the issue of shares, which is $1,000.00 of which at least $500.00 is in cash.

7. The number of directors constituting the initial board of directors of the corporation is 1, and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

         William S. Nelson, II             1310 Lady Street, Columbia, SC 29201
         -----------------------           ------------------------------------
                Name                                      Address

8. The general nature of the business for which the corporation is organized is (it is not necessary to set forth in the purposes powers enumerated in Section 2.2) (12-12.2 Supplemental Code 1962).

To own and operate a snack bar and lounge located at or in the Columbia Bowling Center at 1733 Bush River Road near Columbia, South Carolina, or at any other location and to sell any and all types of food and drink including alcoholic beverages of all types and nature. To engage in such other types and kinds of business as the Board of Directors of the corporation may from time to time deem advisable; and, to do any and all other such things necessary and incidental in order to accomplish the foregoing purposes.

9. Provisions which the incorporators elect to include in the articles of incorporation are as follows:

         None

10.      The name and address of each incorporator is:

            Name                Street & Box No.           City          County                    State
William S. Nelson, II        1310 Lady Street             Columbia       Richland         South Carolina
                             P.O. Box 11070                                               29201
                             Columbia, SC 29211

Date     August 28, 1980                           /s/ William S. Nelson, II
      ------------------------                     ---------------------------
                                                   (Signature of Incorporator)

                                                   ---------------------------
                                                   William S. Nelson, II
                                                   ---------------------------
                                                   (Type or Print Name)

STATE OF SOUTH CAROLINA     )

                             ss:

COUNTY OF RICHLAND          )

         The undersigned William S. Nelson, II do hereby certify that they are the incorporators of Bush River Corporation and are authorized to execute this verification; that each of the undersigned for himself does hereby further certify that he has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.

                                                    /s/ William S. Nelson, II
                                                   ----------------------------
                                                   (Signature of Incorporator)
                                                   (Each Incorporator Must Sign)


                             CERTIFICATE OF ATTORNEY

11. I, Ralston B. Vanzant, II, an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of chapter 4 of the South Carolina Business Corporation Act of 1962, relating to the organization of corporations, and that in my opinion, the corporation is organized for a lawful purpose.

Date     August 28, 1980                     /s/ Ralston B. Vanzant, II
                                            ------------------------------
                                                     (Signature)

                                            Ralston B. Vanzant, II
                                            ------------------------------
                                                 (Type or Print Name)

                                   Address  Post Office Box 11070
                                            ------------------------------
                                            Columbia, South Carolina 29211
                                            ------------------------------



SCHEDULE OF FEES

(Payable at time of filing Articles of With Secretary of State)

Fee for filing Articles                           $ 5.00
In addition to the above, $.40 for each,
$1,000.00 of the aggregate value of shares
which the Corporation is authorized to
issue, but in no case less than                    40.00
nor more than                                   1,000.00

NOTE: THIS FORM MUST BE COMPLETED IN ITS ENTIRETY BEFORE IT WILL BE ACCEPTED FOR FILING.